LOGO

MANAGEMENT LETTER                                                 JUNE 30, 1998
-------------------------------------------------------------------------------
PERFORMANCE

  Since their peak during the 4th quarter of 1997, REITs and other real estate operating companies have shown disappointing results, falling well short of the broader market. During the first half of 1998, the Wilshire Real Estate Securities Index/1/ (WRESI) was down 5.3%, while the S&P 500 Index/2/ (S&P) was up 17.7%. To place these returns in longer-term context, the WRESI five-year returns for the period ending June 30, 1998 were 12.65%, compared to the S&P at 23.04%. The performance of the Heitman Real Estate Fund (the "Fund") for the first six months of 1998 was (6.05)% for the Institutional Class and (6.35)% at net asset value and (10.80)% at public offering price/3/ for the Advisor Class. The following table compares the Fund's performance versus the indices for the period ending June 30, 1998

AVERAGE ANNUAL TOTAL RETURNS

                                              ADVISOR CLASS  ADVISOR CLASS      WILSHIRE
                              HEITMAN/PRA       NET ASSET   PUBLIC OFFERING   REAL ESTATE
                          INSTITUTIONAL CLASS     VALUE        PRICE (1)    SECURITIES INDEX S&P 500
                          ------------------- ------------- --------------- ---------------- -------
3/13/89(2)-6/30/98......         10.00%             n/a            n/a            6.61%       18.75%
5/15/95(3)-6/30/98......           n/a
5 Years Ending 6/30/98..         13.10%             n/a            n/a           12.63%       23.06%
3 Years Ending 6/30/98..         20.65%                                          18.99%       30.23%
1 Year Ending 6/30/98...          6.93%            6.34%          1.29%           6.51%       30.17%
Quarter Ending 6/30/98..         (7.04)%          (7.31)%       (11.71)%         (4.59)%       3.32%

--------
(1) Reflects the deduction of the maximum 4.75% sales charges and assumes re-investment of all dividends at net asset value.
(2) Inception date of Institutional Class.
(3) Inception date of Advisor Class.

  For those who focus on property sector analysis, retail companies did the best during the first six months of 1998, followed closely by apartment and industrial companies. Office and hotel companies fared the poorest, generating (8.8)% and (11.4)%, respectively. These two property types registered the highest performance by property sector for calendar year 1997, generating a 32.4% return for office companies and a 24.5% return for hotels.

  This significant decrease in the performance of REITs and real estate operating companies from 1997 levels to the first six months of 1998, has principally been the result of contraction in multiples as opposed to a deterioration in earnings. Multiples grew to more than 13x forward earnings in 1997, and have recently dropped closer to 10x on 1999 expected earnings. We expect multiples to stabilize in the 10x-11x range over the near term. This contraction in multiples can be partially explained by comparing trends in recent, current and estimated earnings growth. Average company growth in FFO (Funds from Operations) in 1997 was 11.1%, and estimated growth for this year is 15.2%. In 1999 we estimate growth will move back closer to 11%. We believe the market is reacting to this respectable, but lower, growth rate by pricing REITs at a lower multiple.
--------
/1/The Wilshire Real Estate Securities Index is an unmanaged index of real estate securities.
/2/The S&P 500 is an unmanaged index of common stock which cannot be directly invested in.
/3/Reflects the reduction of the maximum 4.75% sales charge and assumes reinvestment of all dividends at net asset value.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE, SO THAT, WHEN REDEEMED, SHARES MAY BE WORTH LESS THAN THEIR ORIGINAL COST.

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MANAGEMENT LETTER -- continued                                    JUNE 30, 1998
-------------------------------------------------------------------------------
REAL ESTATE MARKET

  Our view is that the real estate markets remain quite healthy, stabilizing after the substantial recovery of the post-1992 period. In the apartment sector, for example, we see conditions generally healthy, with rent growth exceeding inflation across local markets. For the office sector we expect net absorption in the 50 largest markets to exceed 75 million square feet in 1998, more than overshadowing the expected 60 million square feet of new construction. For industrial properties the national vacancy rate is about 8%, and new construction in 1998 is actually expected to be 13% less than in 1997. Higher quality regional malls and neighborhood/community shopping centers also are enjoying increased rents, however lower quality malls and power centers are showing pockets of weakness.

MARKET CAPITALIZATION

  Market capitalization of the WRESI increased to $141.4 billion as of June 30, 1998, up from $129.1 billion as of year end 1997. The principal component of this growth was issuance of secondary equity by existing companies, which totaled nearly $14 billion during the first six months of this year. This growth, which is expected to modestly subside for the balance of 1998, is reflective of the larger trend of commercial property ownership in the United States gradually changing from private entities to public companies. We expect this transition to accelerate again when REIT prices rise, resulting in more competitive cost of capital for REITs and other real estate operating companies.

LEGISLATIVE UPDATE

  As part of H.R. 2676 Congress passed and the President signed into law in July, 1998 a provision that would generally limit the tax benefits of so-called "paired-share" REITs. Although the new rules will not affect the tax treatment of assets held by the paired-share REITs as of March 26, 1998, any new acquisitions or substantial improvements will not be able to utilize the "paired-share" structure. This change in tax law will have diminimus effect on the industry as only six companies are organized as paired-share REITs, mostly in the hotel sector in which the Fund has always had less than market weighting.

OUTLOOK

  We believe the fundamentals of the companies in our universe will continue to remain strong, although the rate of earnings growth will not be as strong going forward as we are experiencing in 1998. Disclosure of public real estate companies, coupled with an abundance of data available to the investor will have the effect of dampening real estate cycles going forward. As Advisor to the Fund we will continue to maintain a cautious eye for companies which no longer meet our expectations for stable growth in cash flow per share. At the same time, we will continue to remain loyal to our value style which we interpret as growth at a reasonable price (GARP).

  Sincerely,

/s/ Dean A. Sotter           /s/ Timothy J. Pire            /s/ Randy Newsome
   Dean A. Sotter            Timothy J. Pire, CFA              Randy Newsome
 Portfolio Manager             Portfolio Manager             Portfolio Manager

August 18, 1998

  8/97. ACG Capital Corporation is the distributor for the Heitman/PRA Institutional Class and Advisor Class.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE, SO THAT, WHEN REDEEMED, SHARES MAY BE WORTH LESS THAN THEIR ORIGINAL COST.

LOGO

SCHEDULE OF INVESTMENTS (UNAUDITED)                                JUNE 30, 1998
--------------------------------------------------------------------------------

                                                         NAREIT     Market Value
                                             Shares  Classification   (Note 2)
                                             ------- -------------- ------------
COMMON STOCK -- 83.19%
 Alexander Haagen Properties, Inc. ......... 390,800     Equity      $5,886,425
 Bedford Property Investors, Inc. .......... 196,100     Equity       3,578,825
 Boston Properties, Inc. ...................  35,900     Equity       1,238,550
 Brandywine Realty Trust....................  84,980     Equity       1,901,427
 BRE Properties, Inc., Class A..............  73,700     Equity       1,920,806
 Cabot Industrial Trust.....................  40,700     Equity         869,963
 Cadillac Fairview Corp.*................... 145,600     Equity       3,348,800
 Capital Automotive REIT.................... 295,410     Equity       4,191,129
 CCA Prison Realty Trust....................  23,100     Equity         707,437
 CenterPoint Properties Corp. ..............  59,100     Equity       1,953,994
 Chelsea GCA Realty, Inc. ..................  57,593     Equity       2,303,720
 Crescent Real Estate Equities Co. ......... 137,900     Equity       4,636,887
 CRIIMI MAE Inc. ........................... 146,700    Mortgage      2,035,462
 Developers Diversified Realty Corp. .......  92,830     Equity       3,637,776
 Eastgroup Properties....................... 128,118     Equity       2,570,367
 Equity Office Properties Trust............. 152,204     Equity       4,318,788
 Essex Property Trust, Inc. ................ 194,952     Equity       6,043,512
 Excel Legacy Corp.*........................ 385,145     Equity       1,685,009
 Excel Realty Trust, Inc. .................. 165,700     Equity       4,774,231
 First Washington Realty Trust.............. 145,200     Equity       3,375,900
 Florida Panthers Holdings, Inc.*...........  72,200     Equity       1,421,437
 Great Lakes REIT, Inc. ....................     900     Equity          15,694
 Kilroy Realty Corp. ....................... 237,800     Equity       5,945,000
 LaSalle Hotel Properties*..................  89,558     Equity       1,516,889
 Mack-Cali Realty Corp. .................... 172,300     Equity       5,922,813
 Meridian Industrial Trust, Inc. ........... 190,800     Equity       4,388,400
 Merry Land & Investment Co., Inc. .........  22,200     Equity         467,588
 Pan Pacific Retail Properties, Inc. ....... 148,200     Equity       3,019,575
 Parkway Properties, Inc. .................. 143,100     Equity       4,221,450
 Philips International Realty Corp. ........  99,000     Equity       1,633,500
 Prentiss Properties Trust.................. 108,300     Equity       2,633,044
 PS Business Parks, Inc. ...................  43,900     Equity       1,031,650
 Public Storage, Inc. ...................... 127,400     Equity       3,567,200
 Regency Realty Corp. ......................  76,700     Equity       1,927,088
 Rouse Co. ................................. 106,300     Equity       3,341,806
 Security Capital Atlantic, Inc. ........... 144,500     Equity       3,224,156
 Security Capital Group, Class B*...........  99,800     Equity       2,657,175
 Security Capital Pacific Trust............. 180,820     Equity       4,068,450
 Servico, Inc.*............................. 448,300     Equity       6,724,500
 Sovran Self Storage, Inc. ................. 103,000     Equity       2,909,750
 St. Joe Co. ...............................  93,800     Equity       2,567,775

    The accompanying notes are an integral part of the financial statements.

LOGO

SCHEDULE OF INVESTMENTS (UNAUDITED) -- continued                   JUNE 30, 1998
--------------------------------------------------------------------------------

                                                       NAREIT     Market Value
                                          Shares   Classification   (Note 2)
                                          ------   -------------- ------------
 Starwood Hotels & Resorts..............   107,100     Equity     $  5,174,269
 Storage Trust Realty...................   121,200     Equity        2,833,050
 Summit Properties, Inc. ...............    93,400     Equity        1,768,763
 Trizec Hahn Corp. .....................   289,700     Equity        6,210,444
 Vornado Realty Trust...................   115,700     Equity        4,591,844
 Weeks Corp. ...........................    76,800     Equity        2,428,800
                                                                  ------------
   TOTAL COMMON STOCK (COST $138,628,105)........................  147,191,118
                                                                  ------------
PREFERRED STOCK -- 8.18%
 Equity Office Properties Trust, 8.98%,
  Series A..............................   103,100     Equity        2,706,375
 Health Care Property Investors, Inc.,
  7.875%, Series A......................   143,400     Equity        3,567,075
 Highwoods Properties, Inc., 8.00%,
  Series B..............................   122,700     Equity        3,044,494
 Security Capital Industrial Trust,
  8.54%, Series C.......................    24,670     Equity        1,352,224
 Taubman Center, Inc., 8.30%, Series A..   153,900     Equity        3,799,406
                                                                  ------------
   TOTAL PREFERRED STOCK (COST $14,361,198)......................   14,469,574
                                                                  ------------
INVESTMENT COMPANIES -- 8.65%
 Chase Vista Cash Money Market Fund
  --Institutional Shares................ 7,466,422                   7,466,422
 Chase Vista Prime Money Market Fund
  --Institutional Shares................ 7,845,296                   7,845,296
                                                                  ------------
   TOTAL CORPORATE OBLIGATIONS (COST $15,311,717)................   15,311,718
                                                                  ------------
   TOTAL INVESTMENTS (COST $168,301,020) -- 100.02%..............  176,972,410
   OTHER ASSETS AND LIABILITIES, NET -- (0.02%)..................      (36,080)
                                                                  ------------
   NET ASSETS -- 100.0%.......................................... $176,936,330
                                                                  ============

* Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

LOGO

STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)                    JUNE 30, 1998
--------------------------------------------------------------------------------

ASSETS:
 Investments, at market value (identified cost $168,301,020)
 (Note 3)...........................................................  $176,972,410
 Receivables:
  Dividends.........................................................       790,787
  Investment securities sold........................................       477,771
                                                                      ------------
   TOTAL ASSETS.....................................................   178,240,968
                                                                      ------------
LIABILITIES:
 Payables:
  Capital shares redeemed...........................................       297,011
  Investment management fees (Note 4)...............................       102,023
  Investment securities purchased...................................       591,044
  Payable to custodian bank.........................................        91,208
 Accrued expenses...................................................       223,352
                                                                      ------------
   TOTAL LIABILITIES................................................     1,304,638
                                                                      ------------
NET ASSETS:
 (Applicable to 18,116,357 shares of $0.001 par value beneficial interest issued and outstanding; unlimited number of shares authorized).......................................................  $176,936,330
                                                                      ============
 Net asset value, offering price and redemption price per
  Institutional class share ($102,410,234/10,484,580)...............  $       9.77
                                                                      ============
 Net asset value, offering price and redemption price per Advisor
  class share ($74,526,096/7,631,777)...............................  $       9.77
                                                                      ============
 Offering price per Advisor class share ($9.77/.9525)...............  $      10.26
                                                                      ============
COMPONENTS OF NET ASSETS:
 Paid-in capital....................................................  $154,070,257
 Undistributed net investment income................................       514,082
 Accumulated net realized gain on investments.......................    13,680,601
 Net unrealized appreciation on investments.........................     8,671,390
                                                                      ------------
NET ASSETS..........................................................  $176,936,330
                                                                      ============

    The accompanying notes are an integral part of the financial statements.

LOGO

STATEMENT OF OPERATIONS FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 1998
(UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
 Dividends (Note 2).....................................           $  3,152,895
 Interest...............................................                298,949
                                                                   ------------
  Total investment income...............................              3,451,844
                                                                   ------------
EXPENSES:
 Advisory fees (Note 4).................................  $680,066
 Administration fees (Note 4)...........................   100,779
 Trustees' fees and expenses (Note 5)...................    38,359
 Accounting fees (Note 4)...............................    47,423
 Professional fees......................................    63,012
 Custodian fees.........................................    30,211
 Insurance..............................................   111,271
 State registration fees................................    34,296
 Shareholder report fees................................    11,946
 Distribution fees -- Advisor Shares (Note 4)...........   100,285
 Shareholder servicing fees -- Advisor Shares (Note 4)..   100,285
 Transfer agent fees....................................    49,644
 Other..................................................     5,922
                                                          --------
  Total expenses........................................              1,373,499
                                                                   ------------
   Net investment income................................              2,078,345
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain from security transactions...........             13,871,280
 Net change in unrealized depreciation of investments...            (28,233,047)
                                                                   ------------
  Net realized and unrealized loss on investments.......            (14,361,767)
                                                                   ------------
Net decrease in net assets resulting from operations....           $(12,283,422)
                                                                   ============

    The accompanying notes are an integral part of the financial statements.

LOGO

STATEMENT OF CHANGES IN NET ASSETS                                 JUNE 30, 1998
--------------------------------------------------------------------------------

                                               For the Six Month
                                                 Period Ended     For the Fiscal
                                                 June 30,1998       Year Ended
                                                  (Unaudited)    December 31,1997
                                               ----------------- ----------------
OPERATIONS:
 Net investment income (Note 2)..............    $  2,078,345      $  7,297,226
 Net realized gain from security
  transactions...............................      13,871,280        41,132,067
 Net change in unrealized
  appreciation/depreciation of investments...     (28,233,047)       (7,817,181)
                                                 ------------      ------------
  Net increase (decrease) in net assets
   resulting from operations.................     (12,283,422)       40,612,112
                                                 ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS --
  INSTITUTIONAL SHARES (NOTE 2):
 From net investment income ($0.09 and $ 0.40
  per share respectively)....................        (954,071)       (4,846,923)
 In excess of net investment income ($0.00
  and $0.05 per share respectively)..........              --          (579,274)
 From net capital gains ($0.00 and $2.24 per
  share respectively)........................              --       (26,273,187)
DISTRIBUTIONS TO SHAREHOLDERS -- ADVISOR
 SHARES (NOTE 2):
 From net investment income ($0.08 and $ 0.35
  per share respectively)....................        (610,192)       (2,450,303)
 In excess of net investment income ($0.00
  and $0.04 per share respectively)..........              --          (292,845)
 From net capital gains ($0.00 and $2.24 per
  share respectively)........................              --       (15,427,731)
                                                 ------------      ------------
  Total distributions paid to shareholders...      (1,564,263)      (49,870,263)
                                                 ------------      ------------
CAPITAL SHARE TRANSACTIONS:
 Receipt from Institutional Shares sold......       7,976,177        37,287,687
 Receipt from Institutional Shares issued on
  reinvestment of distributions..............         372,629        12,987,988
 Institutional Shares redeemed...............     (32,687,768)      (39,743,768)
 Receipt from Advisor Shares sold............       9,257,113        66,177,339
 Receipt from Advisor Shares issued on
  reinvestment of distributions..............         554,066        16,880,394
 Advisor Shares redeemed.....................     (14,656,040)      (73,443,317)
                                                 ------------      ------------
  Increase (decrease) in net assets resulting
   from capital share transactions (a).......     (29,183,823)       20,146,323
                                                 ------------      ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS....     (43,031,508)       10,888,172
NET ASSETS:
 Beginning of period.........................     219,967,838       209,079,666
                                                 ------------      ------------
 End of period (including undistributed net
  investment income of $514,082 and $0,
  respectively)..............................    $176,936,330      $219,967,838
                                                 ------------      ------------
(a)TRANSACTIONS IN SHARES OF BENEFICIAL
 INTEREST WERE:
 Institutional Shares sold...................         780,283         3,286,040
 Institutional Shares issued on reinvestment
  of distributions...........................          35,934         1,240,228
 Institutional Shares redeemed...............      (3,174,880)       (3,473,055)
 Advisor Shares sold.........................         909,095         5,824,983
 Advisor Shares issued on reinvestment of
  distributions..............................          53,377         1,613,411
 Advisor Shares redeemed.....................      (1,445,231)       (6,592,740)
                                                 ------------      ------------
 Net increase (decrease) in shares...........      (2,841,422)        1,898,867
 Shares outstanding -- Beginning balance.....      20,957,779        19,058,912
                                                 ------------      ------------
 Shares outstanding -- Ending balance........      18,116,357        20,957,779
                                                 ============      ============

    The accompanying notes are an integral part of the financial statements.

LOGO

FINANCIAL HIGHLIGHTS                                              JUNE 30, 1998
-------------------------------------------------------------------------------
The table below sets forth financial data for a share of beneficial interest outstanding throughout each fiscal period presented.

INSTITUTIONAL SHARES

                             For the             For the               For the
                            Six-Month          Fiscal Year           Three-Month  For the Fiscal Year
                          Period Ended     Ended December 31,        Period Ended Ended September 30,
                          June 30, 1998 ---------------------------  December 31, --------------------
                           (Unaudited)    1997      1996     1995        1994       1994       1993
                          ------------- --------  --------  -------  ------------ ---------  ---------
NET ASSET VALUE,
 BEGINNING OF PERIOD....    $  10.49    $  10.96  $   8.65  $  8.30    $   9.23   $   10.95  $    8.29
                            --------    --------  --------  -------    --------   ---------  ---------
INCOME FROM
 INVESTMENT OPERATIONS
 Net investment
  income(a).............        0.13        0.40      0.37     0.33        0.10        0.32       0.40
 Net realized and
  unrealized gain (loss)
  on investments........       (0.76)       1.82      2.82     0.53       (0.05)      (0.92)      2.67
                            --------    --------  --------  -------    --------   ---------  ---------
  Total from investment
   operations...........       (0.63)       2.22      3.19     0.86        0.05       (0.60)      3.07
                            --------    --------  --------  -------    --------   ---------  ---------
DISTRIBUTIONS:
 From net investment
  income(a).............       (0.09)      (0.40)    (0.37)   (0.33)      (0.10)      (0.31)     (0.41)
 In excess of net
  investment income.....        0.00       (0.05)    (0.10)    0.00        0.00        0.00       0.00
 From net realized gain
  on investments........        0.00       (2.24)    (0.41)    0.00       (0.77)      (0.67)      0.00
 From tax return of
  capital(b)............        0.00        0.00      0.00    (0.18)      (0.11)      (0.14)      0.00
                            --------    --------  --------  -------    --------   ---------  ---------
  Total distributions...       (0.09)      (2.69)    (0.88)   (0.51)      (0.98)      (1.12)     (0.41)
                            --------    --------  --------  -------    --------   ---------  ---------
NET ASSET VALUE,
 END OF PERIOD..........    $   9.77    $  10.49  $  10.96  $  8.65    $   8.30   $    9.23  $   10.95
                            ========    ========  ========  =======    ========   =========  =========
  Total Return..........     (6.05)%      21.12%    38.06%   10.87%       0.65%     (5.22)%     37.76%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of
  period (in 000's).....    $102,410    $134,746  $129,275  $95,692    $105,569    $116,268   $141,672
 Ratio of expenses to
  average net assets....      1.22%*       1.09%     1.23%    1.29%      1.28%*       1.22%      1.24%
 Ratio of net investment
  income to average net
  assets(a).............      2.32%*       3.57%     4.09%    3.97%      4.35%*       2.87%      4.37%
 Portfolio turnover.....      30.46%      89.51%    59.88%   65.33%     37.55%*      90.11%     61.47%
 Average commission rate
  paid(c)...............    $ 0.0436    $ 0.0425  $ 0.0504       --          --          --         --

--------
 *  Annualized
(a) Distributions from REIT investments generally include a return of capital. For financial reporting purposes, through September 30, 1993, the Fund recorded all distributions received, including the returns of capital, as net investment income.
(b) Historically, the fund has distributed to its shareholders amounts approximating dividends received from the REITs. As more fully explained in Note 2, the fund, for the fiscal year ended September 30, 1994, adopted an accounting pronouncement affecting the presentation of distributions to shareholders. The financial highlights for the year ended September 30, 1993 has not been restated.
(c) Required disclosure for fiscal years beginning after September 1, 1995 pursuant to SEC regulations.

LOGO

FINANCIAL HIGHLIGHTS -- continued                                 JUNE 30, 1998
-------------------------------------------------------------------------------
The table below sets forth financial data for a share of beneficial interest outstanding throughout each fiscal period presented.

ADVISOR SHARES

                                   For the    For the Fiscal
                                  Six-month     Year Ended       For the Period
                                 Period Ended  December 31,       May 15,1995+
                                 June 30,1998 ----------------      through
                                 (Unaudited)   1997     1996    December 31,1995
                                 ------------ -------  -------  ----------------
NET ASSET VALUE, BEGINNING OF
 PERIOD........................     $10.50     $10.98    $8.67         $8.00
                                   -------    -------  -------     ---------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income(a)......       0.10       0.35     0.31          0.23
 Net realized and unrealized
  gain (loss) on investments...      (0.75)      1.80     2.84          0.80
                                   -------    -------  -------     ---------
  Total from investment
   operations..................      (0.65)      2.15     3.15          1.03
                                   -------    -------  -------     ---------
DISTRIBUTIONS:
 From net investment
  income(a)....................      (0.08)     (0.35)   (0.31)        (0.23)
 In excess of net investment
  income.......................       0.00      (0.04)   (0.12)         0.00
 From net realized gain on
  investments..................       0.00      (2.24)   (0.41)         0.00
 From tax return of
  capital(b)...................       0.00       0.00     0.00         (0.13)
                                   -------    -------  -------     ---------
  Total distributions..........      (0.08)     (2.63)   (0.84)        (0.36)
                                   -------    -------  -------     ---------
NET ASSET VALUE, END OF
 PERIOD........................      $9.77     $10.50   $10.98         $8.67
                                   =======    =======  =======     =========
 Total Return(c)...............    (6.35)%     20.44%   37.44%        13.19%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in
  000's).......................    $74,526    $85,222  $79,805        $5,520
 Ratio of expenses to average
  net assets...................     1.72%*      1.59%    1.73%     1.99%*(d)
 Ratio of net investment income
  to average net assets(a).....     1.92%*      3.14%    3.91%     4.27%*(d)
 Portfolio turnover............    30.46%*     89.51%   59.88%       65.33%*
 Average commission rate
  paid(e)......................    $0.0436    $0.0425  $0.0504            --

--------
 *  Annualized
 +  Commencement of operations.
(a) Distributions from REIT investments generally include a return of capital, which the Fund records as a reduction in the cost basis of its investments.
(b) Historically, the fund has distributed to its shareholders amounts approximating dividends received from the REITs. Such distributions may include a portion which may be a return of capital.
(c) This result does not include the sales charge. If the charge had been included, the return would have been lower. The total return figure for the fiscal periods ended June 30, 1998 and December 31, 1995 have not been annualized.
(d) During 1995, the Advisor agreed to reimburse a portion of the Advisor Shares' expenses. Without reimbursement, the expense ratio would have been 5.34% and the ratio of net investment income to average net assets would have been 0.92%.
(e) Required disclosure for fiscal years beginning after September 1,1995 pursuant to SEC regulations.

LOGO

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)                         JUNE 30, 1998
-------------------------------------------------------------------------------
NOTE 1 -- ORGANIZATION

Heitman Securities Trust (the "Trust") is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust was organized on September 15, 1988, as a Massachusetts business trust under a Master Trust Agreement, which was amended and restated on February 28, 1995 (the "Master Trust Agreement"). The Master Trust Agreement permits the issuance of an unlimited number of shares of beneficial interest in separate series, with shares of each series representing interests in a separate portfolio of assets. Heitman Real Estate Fund (the "Fund") was organized as a series of the Trust on September 15, 1988 and shares of the Trust representing interests in the Fund were registered with the Securities and Exchange Commission on January 4, 1989. The Fund's investment objective is to obtain high total return consistent with reasonable risk by investing primarily in equity securities of public companies principally engaged in the real estate business.

The Fund offers two classes of shares (Institutional Shares and Advisor Shares). Institutional Shares and Advisor Shares are substantially identical, except that Advisor Shares bear the fees that are payable under a Distribution Plan adopted by the Board of Trustees (the "Distribution Plan") at an annual rate of 0.25% of the average daily net assets of Advisor Shares. The Advisor Shares bear the fees payable to service organizations pursuant to a Shareholder Servicing Plan at an annual rate of 0.25% of the average daily net assets of Advisor Shares owned by shareholders with whom the service organizations have a servicing relationship. In addition to the fees paid pursuant to the Distribution Plan and the Shareholder Servicing Plan, each class bears the expenses associated with transfer agent fees and expenses, printing of shareholder reports, registration fees, administrative, and accounting fees. Institutional Shares were offered for sale on March 13, 1989 and Advisor Shares were offered for sale on May 15, 1995.

Because the Fund may invest a substantial portion of its assets in REITs, the Fund may also be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in financing a limited number of projects. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the 1940 Act.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

INVESTMENT SECURITIES VALUATION
-------------------------------

Investment securities traded on a national securities exchange are valued at the last reported sales price on the day of valuation. If there has been no sale, the investment security is valued at the average between the closing bid and closing offer quoted on such day. Investment securities traded only in the over-the-counter market are valued at the last price reported on the NASDAQ National Market System, or, if the security is not reported on the NASDAQ National Market System, at the last reported bid on such day. Otherwise, the investment security is valued by such method, as the Trustees shall determine in good faith to reflect its fair value.

Effective May 14, 1992, Grubb & Ellis Realty Trust ("GRIT") completed its dissolution by transferring all its remaining assets to a liquidating trust. On the date of the dissolution, GRIT's shares were canceled and replaced by beneficial interests in a liquidating trust, which are not transferable. On March 25, 1994 and November 5, 1996, the Fund

LOGO

NOTES TO FINANCIAL STATEMENTS -- continued                        JUNE 30, 1998
-------------------------------------------------------------------------------
received distributions from GRIT in the amount of $369,915 and $110,026, respectively, representing $1.95 and $0.67, respectively, for each share of the GRIT liquidating trust held by the Fund. The Trustees have determined that the Fund's ownership in the remainder of the liquidating trust should be valued at $0.018 per share. At June 30, 1998, the Fund no longer owned shares of the GRIT liquidating trust.

INVESTMENT SECURITIES TRANSACTIONS AND INVESTMENT INCOME
--------------------------------------------------------

The Fund's investment securities portfolio consists primarily of investments in public companies engaged in the real estate business. Investment securities transactions are recorded on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains or losses on sales of investment securities are determined on the first-in, first-out ("FIFO") basis.

The majority of the dividend income recorded by the Fund is from Real Estate Investment Trusts ("REITs"). For tax purposes, a portion of these dividends consists of capital gains and returns of capital. For financial reporting purposes through September 30, 1993, these dividends were recorded as dividend income, and the investment in the REIT reported at market value. During the fiscal year ended September 30, 1994, effective October 1, 1993, the Fund changed its accounting policy to record the return of capital portion of dividends received, as provided by the REITs, as a reduction in the cost basis of its investments in the REITs. This change has no effect on the calculation of net asset value per share.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
-------------------------------------------

The Fund records dividends and distributions to its shareholders on the ex-dividend date.

Generally, the Fund has distributed to its shareholders amounts approximating distributions received from the REITs. Accordingly, the Fund's distributions to shareholders have included the return of capital received from the REITs as well as returns of capital attributed to distributions of other income for financial reporting purposes which was not subject to current taxation. The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. At December 31, 1997, $872,119 of distributions in excess of net investment income and $559,783 of distributions in excess of net realized gain were reclassified to paid-in capital. Distributions to shareholders which exceed net investment income and net realized gain for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income and net realized gain. To the extent they exceed net investment income and net realized gain for tax purposes, they are reported as distributions of capital.

INCOME TAXES
------------

The Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. As a regulated investment company, the Fund will be entitled to claim a dividends paid deduction for distributions of income and capital gains to shareholders. Accordingly, the Fund will not be liable for federal income taxes to the extent its taxable investment income and net realized capital gains are fully distributed to shareholders.

LOGO

NOTES TO FINANCIAL STATEMENTS -- continued                        JUNE 30, 1998
-------------------------------------------------------------------------------

The Fund is also subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains. The Fund intends to distribute its net investment income and capital gains as necessary to avoid this excise tax.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS
-----------------------------------------------------------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

EXPENSES AND INCOME ALLOCATIONS
-------------------------------

All expenses of the Fund (other than expenses incurred under the Distribution Plan and the Shareholder Servicing Plan), income and realized and unrealized gain and losses are allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the Fund.

NOTE 3 -- INVESTMENT SECURITIES

For the six months ended June 30, 1998, the cost of purchases and the proceeds from sales of investment securities (excluding short-term investments) aggregated $56,148,646 and $82,870,029, respectively. Cost for federal income tax purposes is $168,301,020 and unrealized appreciation consists of:

             Gross unrealized appreciation..  $12,101,561
             Gross unrealized depreciation..   (3,430,171)
                                              -----------
               Net unrealized
                appreciation................  $ 8,671,390
                                              ===========

NOTE 4 -- INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund entered into an Investment Management Agreement (the "Agreement") with Heitman/PRA Securities Advisors, Inc. (the "Advisor") on January 31, 1995. The Advisor is a wholly owned subsidiary of Heitman Financial Ltd. ("Heitman"), a wholly owned subsidiary of United Asset Management Corporation. The Fund pays the Advisor a fee for its services, calculated daily and paid monthly, at the annual rate of 0.75% of the Fund's first $100 million of average daily net assets and 0.65% of the average daily net assets of the Fund in excess of $100 million. The Agreement provides that in the event total expenses of the Fund (exclusive of interest, taxes, brokerage expenses, distribution expenses and extraordinary items) for any fiscal year of the Fund exceed (i) 1.75% of the Fund's average net assets up to $50 million plus (ii) 1.50% of the Fund's average net assets in excess of $50 million, the Advisor will pay or reimburse the Fund for that excess up to the amount of its advisory fee during that fiscal year.

Effective March 1, 1998 UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of United Asset Management Corporation, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent services to the Fund under a Fund Administration Agreement ("the Administration Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets;

LOGO

NOTES TO FINANCIAL STATEMENTS -- continued                        JUNE 30, 1998
-------------------------------------------------------------------------------
plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of other funds administered by UAM Fund Services, Inc. and the Heitman Real Estate Fund on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific annual fee, payable monthly of 0.06% of average daily net assets for the Portfolio. The Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the six months ended June 30, 1998, UAM Fund Services, Inc. earned $85,355 from the Portfolio as Administrator and paid $36,177 to CGFSC.

Prior to March 1, 1998, Rodney Square Management Corporation ("Rodney Square"), a wholly owned subsidiary of Wilmington Trust Company ("WTC"), which is wholly owned by Wilmington Trust Corporation, a publicly held bank holding company, provided accounting, administration and transfer agent services. For accounting services provided, the Fund pays an annual fee of $75,000, plus an amount equal to 0.02% of the Fund's average daily net assets in excess of $100 million, plus any out-of-pocket expenses. For administrative services provided, Rodney Square receives a monthly administration fee from the Fund at an annual rate of 0.10% of the Fund's average daily net assets, plus any out-of-pocket expenses.

The Fund has adopted a Distribution Plan for the Advisor Shares in accordance with Rule 12b-1 under the 1940 Act. Under the provisions of the Distribution Plan, the Fund makes payments to ACG Capital Corporation, the distributor for the Advisor Shares ("ACG" or the "Distributor") at an annual rate of 0.25% of the daily net assets of Advisor Shares of the Fund as a distribution fee. The distribution fees are used by the Distributor to finance activities primarily intended to result in the sale of Advisor Shares of the Fund.

The Fund has also adopted a Shareholder Servicing Plan for the Advisor Shares. Pursuant to the Shareholder Servicing Plan, the Trust contracts with service organizations to provide a variety of shareholder services, such as maintaining shareholder accounts and records, answering inquiries regarding the Fund, and processing purchase and redemption orders. The Fund pays fees to service organizations in amounts up to an annual rate of 0.25% of the daily net asset value of Advisor Shares owned by shareholders with whom the service organization has a servicing relationship.

NOTE 5 -- REMUNERATION OF TRUSTEES

Certain officers and trustees of the Fund are also officers and/or affiliates of the Advisor or certain shareholders.

LOGO

NOTES TO FINANCIAL STATEMENTS -- continued                        JUNE 30, 1998
-------------------------------------------------------------------------------

NOTE 6 -- SUBSEQUENT EVENTS

On January 6, 1998, the Trust, on behalf of the Fund, entered into an Agreement and Plan of Reorganization (the "Agreement") with UAM Funds Trust, on behalf of the Heitman/PRA Real Estate Portfolio (the "UAM Portfolio"). The Agreement provides for (i) the transfer of all the assets of the Fund to the UAM Portfolio in exchange for shares of the UAM Portfolio and the assumption by the UAM Portfolio of the liabilities of the Fund and (ii) the distribution of shares of the UAM Portfolio to the then-existing shareholders of the Fund in liquidation of the Fund (the "Reorganization"). Effective July 1, 1998 the reorganization has been approved by the stockholders in a vote dated February 27, 1998 with the following results:

                                                     Votes in   Votes    Votes
Proposal                                             Favor of  Against Abstained
--------                                            ---------- ------- ---------
1.To reorganize with UAM Funds Trust............... 11,634,627 93,657   282,352

                           Heitman Real Estate Fund
                              SEMI-ANNUAL REPORT
                                 June 30, 1998

                              Investment Advisor
                     Heitman/PRA Securities Advisors, Inc.
                     180 North LaSalle Street, Suite 3600
                               Chicago, IL 60601

                                   Officers
                         William L. Ramseyer, Chairman
                    Dean A. Sotter, President and Treasurer
                            Timothy Pire, Secretary
                      Randy Newsome, Assistant Secretary

                               Board of Trustees
                               Robert W. Beeney
                                Donald L. Foote
                                John F. Goydas
                              William L. Ramseyer
                                Maurice Wiener

                 Distributor - Heitman/PRA Institutional Class
                          UAM Fund Distributors, Inc.
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                               Boston, MA 02208

                          Distributor - Advisor Class
                            ACG Capital Corporation
                        1661 Tice Valley Boulevard #200
                            Walnut Creek, CA 94595
                                (800) 888-REIT

                                   Custodian
                           The Chase Manhattan Bank
                           3 Chase MetroTech Center
                              Brooklyn, NY 11245

                        Transfer Agent & Administrator
                            UAM Fund Services, Inc.
                      Chase Global Funds Services Company
                                 P.O. Box 2798
                               Boston, MA 02208

                              Trust Headquarters
                     180 North LaSalle Street, Suite 3600
                               Chicago, IL 60601
                                (800) 435-1405


                                                    [Heitman logo appears here.]
hf01 2/98